UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2024
Intensity Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Enterprise Drive, Suite 430 Shelton, CT	06484-4779
(Address of Principal Executive Offices)	(Zip Code)
(203) 221-7381
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2024, Intensity Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) via live webcast. At the Annual Meeting, the stockholders of the Company approved the Company’s 2024 Employee Stock Purchase Plan (the “ESPP”).

A summary of the ESPP was included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 4, 2024 under the section entitled “Proposal 2: Approval of the Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8 K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 8,522,632 shares of common stock, or approximately 62.15% of the outstanding shares of common stock entitled to vote, were represented by proxy or in person, representing a quorum.

At the Annual Meeting, the stockholders of the Company voted as set forth below on three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 4, 2024. The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:

Proposal 1. Election of Directors.

The election of two Class I directors, each to hold office until the 2027 annual meeting of stockholders or until their respective successor is elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Daniel Donovan	6,676,800	58,854	1,786,978
Thomas I. H. Dubin	6,732,229	3,425	1,786,978

Proposal 2. Approval of the ESPP.

The approval of the ESPP.

For	Against	Abstain	Broker Non-Votes
6,624,163	103,613	7,878	1,786,978

Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm.

The ratification of the selection by the audit committee of the Board of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

For	Against	Abstain
8,516,892	4,017	1,723

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1
Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on June 4, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 17, 2024

Intensity Therapeutics, Inc.

By:	/s/ Lewis H. Bender
	Name:	Lewis H. Bender
	Title:	Chief Executive Officer
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